Exhibit 99.2

 3Q 2019 Earnings Conference CallOctober 31, 2019  NYSE: CW

 Safe Harbor Statement  Please note that the information provided in this presentation is accurate as of the date of the original presentation. The presentation will remain posted on this website from one to twelve months following the initial presentation, but content will not be updated to reflect new information that may become available after the original presentation posting. The presentation contains forward-looking statements including, among other things, management's estimates of future performance, revenue and earnings, our management's growth objectives, our management’s ability to integrate our acquisition, and our management's ability to produce consistent operating improvements. These forward-looking statements are based on expectations as of the time the statements were made only, and are subject to a number of risks and uncertainties which could cause us to fail to achieve our then-current financial projections and other expectations. Any references to organic growth exclude the effects of foreign currency translation, acquisitions and divestitures, unless otherwise noted. This presentation also includes certain non-GAAP financial measures with reconciliations to GAAP financial measures being made available in the earnings release that is posted to our website and furnished with the SEC. We undertake no duty to update this information. More information about potential factors that could affect our business and financial results is included in our filings with the Securities and Exchange Commission, including our Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q, including, among other sections, under the captions, "Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Results of Operations," which is on file with the SEC and available at the SEC's website at www.sec.gov.

Third Quarter Performance and Full-Year 2019 Guidance

Third Quarter 2019 Highlights

- **Net Sales of $615 million, up 3%**
  - Strong growth in defense markets, up 17% (16% organic), partially offset by lower power generation and general industrial revenues
- **Adjusted Operating Income up 9%; Adjusted Operating Margin of 17.4%, up 90 basis points**
  - Driven by solid profitability in C/I and Defense segments, including benefits of ongoing margin improvement initiatives
- **Adjusted Diluted EPS of $1.95, up 14%**
  - Led by solid growth in net earnings and continued share repurchase
- **Adjusted Free Cash Flow of $107 million, up 73%; FCF conversion 130%**
- **New Orders up 26%; YTD New Orders up 10% driving book-to-bill of 1.09x**

FY 2019 Adjusted Guidance Highlights

- **Narrowed Sales growth range to 4 - 5%; Maintained Operating Income growth of 6 - 9%**
  - Expect double-digit sales growth in defense markets
- **Increased Operating Margin guidance by 10 bps to 16.3% - 16.4%, up 50 - 60 bps**
- **Increased diluted EPS guidance by $0.10 - 0.15 to $7.15 - $7.25, up 12 - 14%**
- **Increased FCF guidance by $10 million to $340 - $350M; FCF conversion ~111%**

Notes:

- Adjusted operating income, operating margin and diluted EPS for third quarter results and full-year 2019 guidance exclude first year purchase accounting costs associated with current and prior year acquisitions of TCG in 2019 (Defense segment) and DRG in 2018 (Power segment), respectively, specifically one-time inventory step-up, backlog amortization and transaction costs. Adjusted guidance also excludes one-time transition and IT security costs associated with the relocation of the DRG business (Power segment).
- Free Cash Flow (FCF) is defined as cash flow from operations less capital expenditures. FCF conversion is defined as FCF divided by net earnings from continuing operations. Adjusted FCF guidance excludes a $20 million capital investment in the Power segment related to construction of a new, state-of-the-art naval facility. Adjusted FCF Conversion is calculated as Adjusted FCF divided by net earnings from continuing operations.

3 | October 31, 2019 | © 2019 Curtiss-Wright

Third Quarter 2019 End Market Sales Growth

	3Q'19 Change	% of Total Sales
Aero Defense	18%	18%
Ground Defense	(12%)	4%
Naval Defense	23%	23%
Total Defense	**17%**	**45%**
Commercial Aero	7%	18%
Power Generation	(17%)	14%
General Industrial	(7%)	23%
Total Commercial	**(6%)**	**55%**
Total Curtiss-Wright	**3%**	**100%**

Key Drivers

Defense Markets: Up 17% overall, 16% organic

- **Aerospace Defense**: Higher COTS embedded computing revenues on F-35 and helicopter programs
- **Ground Defense**: Lower revenues on various international platforms, partially offset by higher Abrams and Bradley sales
- **Naval Defense**: Higher VA class submarine, CVN-80 aircraft carrier and service centers revenues

Commercial Markets: Down 6% overall, down 5% organic

- **Commercial Aerospace**: Higher sales of surface treatment services and sensors
- **Power Generation**: Lower CAP1000 program (timing) and domestic aftermarket revenues
- **General Industrial**: Reduced demand for surface treatment services, industrial vehicles products and industrial controls

Notes:
Percentages in chart relate to Third Quarter 2019 sales compared with the prior year. Amounts may not add due to rounding.
Any references to organic growth exclude the effects of foreign currency translation, acquisitions and divestitures, unless otherwise noted.

4 | October 31, 2019 | © 2019 Curtiss-Wright

 Third Quarter 2019 Adjusted Operating Income / Margin Drivers  ($ in millions)  3Q’19Adjusted(1)  3Q’18Adjusted(1)  Change vs. 2018 Adjusted(1)  Key Drivers  Commercial / IndustrialMargin  $48.1 15.8%  $44.8 15.2%  7% 60 bps  Higher revenues and favorable absorption in defensePartially offset by higher R&D and tariffs  DefenseMargin   38.8 25.8%   33.6 24.3%  16% 150 bps  Higher revenues and favorable mix in defense marketsPartially offset by higher R&D  PowerMargin   27.4 17.1%   29.5 18.2%  (7%)(110 bps)  Lower CAP1000 program revenuesPartially offset by higher revenues and favorable absorption in naval defense  Total SegmentsAdjusted Operating Income  $114.3  $107.9  6%    Corp & Other   (7.1)   (9.6)  26%  Lower environmental expenses  Total CW Adjusted Op IncomeMargin  $107.2 17.4%  $98.3 16.5%  9%90 bps    Adjusted operating income and operating margin exclude first year purchase accounting costs, specifically one-time inventory step-up, backlog amortization and transaction costs for current and prior year acquisitions of TCG in 2019 (Defense segment) and DRG in 2018 (Power segment), respectively, and one-time transition and IT security costs of $6 million associated with the relocation of our DRG business (Power segment).  Note: Amounts may not add down due to rounding.

 2019E End Market Sales Growth (Guidance as of October 30, 2019)    2019E(Prior)  2019E(Current)  2019E % of Total Sales  Aero Defense   9 - 11%  No change  16%  Ground Defense  1 - 2%  No change   4%  Naval Defense   8 - 10%  14 - 16%  23%  Total Defense   8 - 10%  10 - 12%  43%  Commercial Aero  4 - 6%  No change  17%  Power Generation  1 - 3%  (4 - 6%)  16%  General Industrial   1 - 3%  (0 - 2%)  24%  Total Commercial  1 - 3%  (0 - 2%)  57%  Total Curtiss-Wright  4 - 6%  4 - 5%  100%  Note: Amounts may not add down due to rounding.   Updated (in blue)

 ($ in millions)  2019E Adjusted (1)(Prior)  Operational Changes  2019E Adjusted (1)(Current)  2019E Change vs 2018 Adjusted (1)  Commercial / Industrial  $1,255 - 1,275  ($10 - 15)  $1,245 - 1,260   3 - 4%  Defense  $575 - 585    $575 - 585   4 - 5%  Power  $680 - 690    $680 - 690   5 - 7%  Total Sales  $2,510 - 2,550  ($10 - 15)  $2,500 - 2,535   4 - 5%  Commercial / IndustrialMargin  $195 - 200 15.6% - 15.7%  + 10 bps  $195 - 200 15.7% - 15.8%   7 - 9% +60 - 70 bps  DefenseMargin  $130 - 133 22.6% - 22.7%    $130 - 133 22.6% - 22.7%   1 - 3% (50 - 60 bps)  PowerMargin  $115 - 117 16.9% - 17.0%    $115 - 117 16.9% - 17.0%   7 - 9% 30 - 40 bps  Corporate and Other  ($34 - 36)    ($34 - 36)   2 - 5%  Total Op. IncomeCW Margin   $406 - 415 16.2% - 16.3%  + 10 bps   $406 - 415 16.3% - 16.4%   6 - 9% +50 - 60 bps    2019E Financial Outlook (Guidance as of October 30, 2019)  Note: Amounts may not add down due to rounding. 2019 Adjusted guidance excludes first year purchase accounting costs of $2 million associated with the TCG acquisition (Defense segment), specifically one-time backlog amortization and transaction costs, and one-time transition and IT security costs of $6 million associated with the relocation of our DRG business (Power segment).  Updated (in blue)

 2019E Financial Outlook (Guidance as of October 30, 2019)  Note: Amounts may not add down due to rounding. 2019 Adjusted guidance excludes first year purchase accounting costs of $2 million associated with the TCG acquisition (Defense segment), specifically one-time backlog amortization and transaction costs, and one-time transition and IT security costs of $6 million associated with the relocation of our DRG business (Power segment).  ($ in millions, except EPS)  2019E Adjusted(Prior)   Operational Changes  2019E Adjusted (1)(Current)   2019E Change vs 2018 Adjusted (1)  Total Operating Income  $406 - 415    $406 - 415    6 - 9%  Other Income/(Expense)   $19  $2   $21    Interest Expense   ($33)     ($33)    Provision for Income Taxes   ($90 - 92)  $1 - 2   ($88 - 91)    Effective Tax Rate  23.0%   (0.5% - 0.8%)  22.2% - 22.5%    Diluted EPS  $7.00 - 7.15  $0.10 - 0.15  $7.15 - 7.25   12 - 14%  Diluted Shares Outstanding   43.3  (0.2)   43.1    Updated (in blue)

 2019E Financial Outlook (Guidance as of October 30, 2019)  ($ in millions)  2019EReported(Prior)  2019EReported(Current)  Adjustments (2)   2019EAdjusted(Current) (2)  Free Cash Flow(1)  $310 - 320  $320 - 330  $20  $340 - 350  Free Cash Flow Conversion(1)   ~102%   ~105%     ~111%  Capital Expenditures   $75 - 85   $75 - 85  ($20)   $55 - 65  Depreciation & Amortization  $100 - 110  $100 - 110    $100 - 110  Notes:Free Cash Flow is defined as cash flow from operations less capital expenditures. Free Cash Flow Conversion is calculated as free cash flow divided by net earnings from continuing operations. Adjusted Free Cash Flow Conversion is calculated as adjusted free cash flow divided by net earnings from continuing operations.2019 Adjusted Free Cash Flow guidance excludes a $20 million capital investment related to construction of a new, state-of-the-art naval facility for the DRG business (Power segment).    Updated (in blue)

Remain on Track to Deliver Profitable Growth in 2019

- **Strong defense revenues driving overall sales growth of 4 - 5%**
- **Continued operating margin expansion, up 50 - 60 bps**
  - Adjusted operating margin of 16.3% - 16.4%
  - Driven by solid defense revenues and benefit of ongoing margin improvement initiatives
  - Despite increased R&D investments ($10M) and tariffs ($4M)
- **Solid growth in adjusted diluted EPS, up 12 - 14%**
- **Strong free cash flow of $340 - $350M; FCF conversion ~111%**
  - Driven by higher earnings and efficient working capital management

Notes:

- Adjusted operating margin and diluted EPS guidance excludes first year purchase accounting costs associated with the TCG acquisition (Defense segment), specifically one-time backlog amortization and transaction costs, and one-time transition and IT security costs associated with the relocation of our DRG business (Power segment).
- Adjusted Free Cash Flow is defined as cash flow from operations less capital expenditures, and excludes a $20 million capital investment related to construction of a new, state-of-the-art naval facility for the DRG business (Power segment).

10 | October 31, 2019 | © 2019 Curtiss-Wright

CURTISS-WRIGHT

 Appendix  Non-GAAP Financial Results The company reports its financial performance in accordance with accounting principles generally accepted in the United States of America ("GAAP"). This press release refers to "Adjusted" amounts, which are Non-GAAP financial measures described below. We utilize a number of different financial measures in analyzing and assessing the overall performance of our business, and in making operating decisions, forecasting and planning for future periods. We consider the use of the non-GAAP measures to be helpful in assessing the performance of the ongoing operation of our business. We believe that disclosing non-GAAP financial measures provides useful supplemental data that, while not a substitute for financial measures prepared in accordance with GAAP, allows for greater transparency in the review of our financial and operational performance.  The Company has elected to change the presentation of its financials and guidance to include an Adjusted (non-GAAP) view that excludes first year purchase accounting costs associated with its acquisitions, as well as one-time transition and IT security costs specifically associated with the relocation of the DRG business in the Power segment. Transition costs include relocation of employees and equipment as well as overlapping facility and labor costs associated with the relocation. We believe this Adjusted view will provide improved transparency to the investment community in order to better measure Curtiss-Wright’s ongoing operating and financial performance and better comparisons of our key financial metrics to our peers.   Reconciliations of “Reported” GAAP amounts to “Adjusted” non-GAAP amounts are furnished with this presentation. All per share amounts are reported on a diluted basis. The following definitions are provided: Adjusted Operating Income, Operating Margin, Net Income and Diluted EPSThese Adjusted financials are defined as Reported Operating Income, Operating Margin, Net Income and Diluted EPS under GAAP excluding the impact of first year purchase accounting costs associated with acquisitions for current and prior year periods, specifically one-time inventory step-up, backlog amortization and transaction costs, as well as one-time transition and IT security costs associated with the relocation of a business in the current year period.

FY2019E End Market Sales Waterfall (Guidance as of October 30, 2019)

($ Millions)

Guidance:
Defense Markets up 10-12%
Comm'l Markets down 0-2%

Total CW End Markets
$2,500 - 2,535 — UP 4 - 5%

- **Defense Markets** 43%
  - Naval 23%
  - Aerospace 16%
  - Ground 4%
- **Commercial Markets** 57%
  - Commercial Aerospace 17%
    - Aircraft Equipment 69%
    - Surface Tech Services 31%
  - Power Generation 16%
    - Aftermarket Nuclear 63%
    - New Build / AP1000 25%
    - Non-Nuclear 12%
  - General Industrial 24%
    - Industrial Vehicles 33%
    - Industrial Controls 25%
    - Industrial Pumps & Valves 24%
    - Surface Tech Services 18%

Non-Nuclear:
Surface Technologies services (peening, coatings); Fossil power gen equipment

Note: Percentages in chart relate to Full-Year 2019E sales.

Industrial Vehicles:
"Own the Cab" strategy
49% On-highway,
51% Off-Highway

Industrial Controls:
Medical Mobility, Industrial Automation equipment, Sensors and Controls

Industrial Pumps & Valves:
65% O&G, 35% Chem/Petro;
75% MRO, 25% projects

12 | October 31, 2019 | © 2019 Curtiss-Wright

CURTISS-WRIGHT

Non-GAAP Reconciliation – Organic Results  Organic Revenue and Organic Operating Income               The Corporation discloses organic revenue and organic operating income because the Corporation believes it provides investors with insight as to the Company’s ongoing business performance.  Organic revenue and organic operating income are defined as revenue and operating income excluding the impact of foreign currency fluctuations and contributions from acquisitions made during the last twelve months.  Note: Amounts may not add due to rounding

 Non-GAAP Reconciliations – 3Q 2019 Results  (In millions, except EPS)   3Q-2019  3Q-2018   Change  Sales  $ 614.9  $ 595.4  3%  Reported operating income (GAAP)  $ 105.6  $ 97.0  9%  Adjustments (1)   1.6   1.3  -  Adjusted operating income (Non-GAAP)  $ 107.2  $ 98.3   9%  Adjusted operating margin (Non-GAAP)   17.4%  16.5%  90 bps  Reported net earnings (GAAP)  $ 82.5  $ 74.5   11%  Adjustments (1)  1.6  1.3  -  Tax impact on Adjustments (1)   (0.3)   (0.3)  -  Adjusted net earnings (Non-GAAP)  $ 83.8  $ 75.5  11%  Reported diluted EPS (GAAP)  $ 1.92  $ 1.68   14%  Adjustments (1)  0.04  0.03  -  Tax impact on Adjustments (1)  (0.01)  (0.01)  -  Adjusted diluted EPS (Non-GAAP)  $ 1.95  $ 1.70  14%  Adjusted operating income, operating margin, net income and diluted EPS results exclude first year purchase accounting costs associated with current and prior year acquisitions, and one-time transition and IT security costs of $6 million associated with the relocation of our DRG business (Power segment).

 Non-GAAP Reconciliation – 2019 vs. 2018 Adjusted